UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2016

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Loan Agreement Dated May 12, 2016

On May 12, 2016, Dr. Kevin Schewe, Director of the Registrant, made a $25,000 loan to the Registrant in conjunction with the Loan Agreement entered into with the Registrant on January 25, 2016. In the Loan Agreement, Schewe agreed, subject to satisfaction of certain conditions, including among other things, Schewe’s satisfaction with the use of proceeds of past loans, to provide loans of up to $300,000 as required by the Registrant for a one-year period. The loans would be evidenced by a Secured Convertible Note. The loans accrue interest at 8% per annum and are secured by all assets of the Registrant. At Schewe's election, the notes are convertible into shares of Registrant common stock at a price equal to 20% of the average closing price of the Registrant's common stock for the 20 trading days immediately preceeding the date of the loan. Each note matures on the first anniversary of the issuance date of such note. If Schewe chooses to convert, the $25,000 loan made on May 12, 2016 would convert into 31,250,000 shares of Registrant common stock at a common stock price of $0.0008 per share.

Including the newest loan, Schewe has made cumulative loans to the Registrant totaling $115,000 since the execution of the Loan Agreement.

The Note for the loan on May 12, 2016 is attached hereto as Exhibit 10.1.

Notice of Conversion of May 12, 2016 Loan

On May 12, 2016, Dr. Kevin Schewe, Director of the Registrant, in conjunction with the Loan Agreement entered into with the Registrant on February 26, 2016, converted $25,000 of loans that he previously made to the Registrant into shares of Registrant common stock.

Schewe had made a $25,000 loan to the Registrant on May 12, 2016. The $25,000 loan owed to him converted into 31,250,000 shares of Registrant common stock at a conversion price of $0.0008 per common share.

Kukkonen Employment Agreement

Previously, on October 8, 2015, the Registrant entered into an Employment Agreement (the "Agreement") with Dr. Carl Kukkonen, CTO, effective for the period from October 1, 2015 through September 30, 2016. On May 13, 2016, the Registrant and Dr. Kukkonen entered into a new Employment Agreement effective for the period May 13, 2016 through September 30, 2016. Dr. Kukkonen will be paid $120,000 annually. Additionally, Dr. Kukkonen will be awarded a bonus of 10% of the gross revenue generated by the Company up to a maximum of $100,000. The previous Agreement gave Dr. Kukkonen the right to purchase $3,000 per month worth of Registrant unregistered common shares at a price equal to 20% of the average closing price of the Registrant's common stock for the 20 trading days immediately preceeding the purchase date. This purchase right has been eliminated in the new Employment Agreement.

The new Employment Agreement is attached hereto as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

On May 12, 2016, the Registrant issued 31,250,000 shares of Registrant common stock to Dr. Kevin Schewe, Director of the Registrant, related to a loan on May 12, 2016. The shares were issued related to the conversion by Schewe of a convertible note as discussed in detail in Item 1.01. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of its stock. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was no general solicitation or general advertising involved in the offer or sale.

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective May 12, 2016, the Registrant dismissed Hein & Associates LLP (the "Former Auditor") as its independent registered public accounting firm, and has engaged MaloneBailey LLP as its new independent registered public accounting firm. The Registrant's Board of Directors unanimously made the decision to change independent accountants. As described below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Auditor.

(a) Previous Independent Accountants

Effective May 12, 2016, the Registrant dismissed the Former Auditor as its independent registered public accounting firm.

The reports of the Former Auditor on the Registrant's financial statements as of and for the years ended December 31, 2015 and 2014, included an explanatory paragraph in its report on our financial statements for 2015 and 2014, which expresses substantial doubt about our ability to continue as a going concern

During the two most recent fiscal years and through May 12, 2016, there (a) have been no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (b) were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K, other than the material weakness identified for the year ended December 31, 2015.

The Registrant has requested that the Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from the Former Auditor is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Accountants

On May 12, 2016, the Registrant engaged MaloneBailey LLP (the "New Auditor"), as its independent registered public accounting firm for the year ending December 31, 2016. The Registrant’s Board of Directors unanimously made the decision to engage the New Auditor.

The Registrant has not consulted with the New Auditor during its two most recent fiscal years or during any subsequent interim period prior to its appointment as New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2016, pursuant to an Employment Agreement entered into on July 10, 2015, between the Registrant and Mr. Haris Basit, CEO, the Registrant issued 18,750,000 non-qualified stock options out of its existing stock plan to Mr. Basit. The stock options will vest immediately and were issued at $0.0033 per share which represents fair market value on the date of grant.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 Senior Secured Convertible Promissory Note dated May 12, 2016.
10.2 Kukkonen Employment Agreement dated May 13, 2016.
16.1 Letter from Hein & Associates.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

May 17, 2016	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Senior Secured Convertible Promissory Note dated May 12, 2016.
10.2	Kukkonen Employment Agreement dated May 13, 2016.
16.1	Letter from Hein and Associates.